SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release ("Agreement") is entered into as of December 7, 2004, by and between IBIZ Technology Corp., a Florida corporation ("IBIZ") and Laurus Master Fund, Ltd., Keshet LP, Keshet Fund LP and Talbiya B. Investments Limited (collectively referred to as the "Debenture Holders").

WHEREAS, IBIZ is a reporting company trading on the Over the Counter Bulletin Board under the symbol "IBZT".

WHEREAS, the Debenture Holders hold Convertible Debentures (the "Debentures") and Warrants ("Warrants") issued by IBIZ and the Debenture Holders have the right to convert the Debentures and exercise the Warrants into shares of common stock of IBIZ and the parties have agreed to structure a conversion of the Debentures in order to extinguish all rights and obligations owed based upon the outstanding Debentures and Warrants.

NOW, THEREFORE, in consideration of the promises, covenants and releases set forth below, the parties do hereby promise, covenant and agree as follows:

1. The Debenture Holders and IBIZ agree that, except as to those duties and obligations set forth herein, there shall be no further rights or obligations by either party based on the Debentures and Warrants.

2. IBIZ and the Debenture Holders agree that the Debenture Holders shall submit a conversion notice for an aggregate of 400,000,000 shares in complete satisfaction of all obligations owed pursuant to the Debentures and Warrants ("Final Conversion Notice"). IBIZ agrees that its counsel will provide a legal opinion for the issuance of the shares so that such shares will be issued to the Debenture Holders in the following manner:

   A. Keshet LLP- 235,543,582 free trading shares to be issued in eight (8) share certificates of 25,000,000 shares each and one (1) share certificate of 35,543,582 shares;

   B. Laurus Master Fund- 88,905,766 free trading shares to be issued in three (3) share certificates of 25,000,000 shares each and one (1) share certificate of 13,905,766 shares;

   C. Keshet Fund- 42,023,244 free trading shares to be issued in one (1) share certificate of 25,000,000 share and one (1) share certificate of 17,023,244 shares; and

   D. Talbiya B Investments-33,527,408 free trading shares to be issued in one (1)

share certificate of 25,000,000 shares and one (1) share certificate of 8,527,408 shares each.

3. The Debenture Holders and IBIZ agree that such shares shall be issued within two (2) business of the execution of this Agreement and such shares shall be held in escrow by Anslow & Jaclin, LLP. Such shares shall be released by Anslow & Jaclin, LLP in a manner that the Debenture Holders will never beneficially own more than 9.99% collectively or 4.99% individually of IBIZ's outstanding common shares.

4. IBIZ agrees that until the earlier of June 30, 2005 or until all of such shares are sold by the Debenture Holders, IBIZ will not undertake any form of reverse split which will in any way decrease or affect the amount of shares owned by the Debenture Holders.

5. Upon receipt by Anslow & Jaclin, LLP of the above referenced free trading shares of common stock, the Debenture Holders agree that all Debentures will be deemed satisfied and all Warrants cancelled.

6. Except as to those duties and obligations set forth herein, IBIZ, its officers, directors, shareholders, employees, trustees, agents, attorneys, representatives, heirs, beneficiaries, successors and assigns, and all other parties acting or purporting to act for or on behalf of IBIZ, hereby unconditionally release and forever discharge the Debenture Holders, and each of them, and each of their heirs, joint venturers, partners, affiliates, parent corporations, subsidiaries, officers, directors, agents, employees, shareholders, legal counsel, predecessors, successors and assigns, of and from any and all manner of actions, causes, causes of action, claims, liabilities, suits, threats, contracts, controversies, torts, agreements, promises, damages, judgments, execution of claims, and demands whatsoever in law or in equity, known or unknown, suspected or unsuspected, which IBIZ, and each of them, ever had, now has or may hereafter have against the Debenture Holders, by reason of any matter, cause or thing, whatsoever, including, without limitation, any claims for unknown damages or injuries, or unknown consequences or complications of known damages or injuries arising under the Debentures and Warrants.

7. Except as to those duties and obligations set forth herein, the Debenture Holders, their officers, directors, shareholders, employees, trustees, agents, attorneys, representatives, heirs, beneficiaries, successors and assigns, and all other parties acting or purporting to act for or on behalf of IBIZ and each of them, hereby unconditionally release and forever discharge IBIZ and its joint venturers, partners, affiliates, parent corporations, subsidiaries, officers, directors, agents, employees, shareholders, legal counsel, predecessors, successors and assigns, of and from any and all manner of

actions, causes, causes of action, claims, liabilities, suits, threats, contracts, controversies, torts, agreements, promises, damages, judgments, execution of claims, and demands whatsoever in law or in equity, known or unknown, suspected or unsuspected, which the Debenture Holders, and each of them, ever had, now has or may hereafter have against IBIZ, by reason of any matter, cause or thing, whatsoever, including, without limitation, any claims for unknown damages or injuries, or unknown consequences or complications of known damages or injuries arising under the Debentures and Warrants.

8. IBIZ represents and warrants to the Debenture Holders that the individual(s) signing this Agreement has been duly authorized to sign the Agreement on behalf of IBIZ, and IBIZ further represents and warrants that, upon execution, this Agreement shall be valid, legally binding and enforceable against IBIZ in accordance with its terms.

9. The Debenture Holders each represent and warrant to IBIZ that the individual(s) signing this Agreement have been duly authorized to sign the Agreement on behalf of the respective entities, and the Debenture Holders further represent and warrant that, upon execution, this Agreement shall be valid, legally binding and enforceable against each of the Debenture Holders in accordance with its terms.

10. This Agreement shall be construed and interpreted as a whole and in accordance with its fair meaning, and without regard to, or taking into account, any presumption or other rule of law requiring construction or interpretation against the party preparing this Agreement or any part hereof.

11. The parties shall each bear their own expenses, legal costs and attorneys' fees incurred in connection with the negotiation and execution of this Agreement.

12. This Agreement contains the entire agreement and understanding of the parties concerning the subject matter hereof. All prior and contemporaneous agreements, representations, negotiations, and understandings of the parties, oral or written, are merged herein and/or expressly declared void and are superseded by this Agreement. The parties warrant that no representations have been made to or relied upon by any party to induce the execution of this Agreement except as set forth herein.

13. This Agreement, its application and interpretation, and all rights and obligations of the parties hereunder shall be governed by and construed exclusively in accordance with the laws of the State of New York, excluding any choice of law rules which would apply the laws of another jurisdiction.

14. Any disputes regarding this Agreement shall be exclusively resolved in the state or federal courts, as applicable, located in New York. Each party consents to the exclusive jurisdiction of such courts and agrees not to bring any action under this Agreement except in New York.

15. This Agreement may not be altered, modified or amended, except in writing signed by the party to be bound.

16. The parties shall make, execute and deliver all such documents and perform all such acts from time to time, prior to and following the consummation of this Agreement, to carry out the full intent and purpose of this Agreement.

17. The parties hereto each represent and warrant that they have read this Agreement, understand its terms, have authority to enter into this Agreement, and intend to be legally bound thereby.

18. The parties hereto each represent and warrant that they have been given an opportunity to consult with an attorney regarding this settlement and the terms of this Agreement.

19. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which shall constitute one and the same agreement.

20. This Agreement shall be effective only when it has been fully executed and delivered by all of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this 7th day of December, 2004.

IBIZ TECHNOLOGY CORP.

By:____________________

Its ____________________

KESHET FUND L.P.

By:____________________

Its____________________

LAURUS MASTER FUND, LTD

By: [signature]

Its Director

ANSLOW & JACLIN, LLP

By:____________________

Its ____________________

KESHET LP

By:____________________

Its____________________

TALBIYA B INVESTMENTS LIMITED

By:____________________

Its ____________________

14. Any disputes regarding this Agreement shall be exclusively resolved in the state or federal courts, as applicable, located in New York. Each party consents to the exclusive jurisdiction of such courts and agrees not to bring any action under this Agreement except in New York.

15. This Agreement may not be altered, modified or amended, except in writing signed by the party to be bound.

16. The parties shall make, execute and deliver all such documents and perform all such acts from time to time, prior to and following the consummation of this Agreement, to carry out the full intent and purpose of this Agreement.

17. The parties hereto each represent and warrant that they have read this Agreement, understand its terms, have authority to enter into this Agreement, and intend to be legally bound thereby.

18. The parties hereto each represent and warrant that they have been given an opportunity to consult with an attorney regarding this settlement and the terms of this Agreement.

19. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which shall constitute one and the same agreement.

20. This Agreement shall be effective only when it has been fully executed and delivered by all of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this 7th day of December, 2004.

IBIZ TECHNOLOGY CORP.

By: [signature]

Its President / CEO

KESHET FUND L.P.

By: [signature]

Its Director

LAURUS MASTER FUND, LTD

By: [signature]

Its Director

ANSLOW & JACLIN, LLP

By: ______________________

Its ______________________

KESHET LP

By: [signature]

Its Director

TALBIYA B INVESTMENTS LIMITED

By: [signature]

Its Director